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                                                                    EXHIBIT 23.3


                          INDEPENDENT AUDITOR'S CONSENT


      We consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the Humboldt Bancorp Retirement Savings Plan of our report dated January 26, 2001 included in the Annual Report on Form 10-K of Humboldt Bancorp for the year ended December 31, 2002.


                                                    /s/ Perry-Smith LLP

Sacramento, California
December 23, 2003